UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SPECIALTY FUNDS	Semiannual Report June 30, 2006

Long-term growth of capital from portfolios that invest in a variety of equity securities.

Goldman Sachs Specialty Funds

■	GOLDMAN SACHS TOLLKEEPER FUNDSM

■	GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

■	GOLDMAN SACHS REAL ESTATE SECURITIES FUND
The Tollkeeper FundSM invests in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. The Tollkeeper FundSM is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in “Tollkeeper” companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market.
The Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gains and income distribution. Of course, no assurance can be offered that the Structured Tax-Managed Equity Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.
IRS Circular 230 disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.
The Real Estate Securities Fund invests primarily in a diversified portfolio of equity investments in issuers related to the real estate industry, including Real Estate Investment Trusts (“REITs”). The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs and real estate companies are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in issuers related to the real estate industry, its net asset value may fluctuate substantially overtime and its performance may be substantially different from the returns of the broader stock market.
Effective January 6, 2006, the CORESM Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TOLLKEEPER FUNDSM
What Differentiates the Goldman Sachs
Tollkeeper Investment Process?
The Goldman Sachs Tollkeeper Fund seeks to provide investors with a unique solution to investing in companies that are well positioned to benefit from the proliferation of technology. The Fund invests in a portfolio of high quality technology, media and service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.
Goldman Sachs’ Growth Equity Investment Process

Buy the business: Invest as though we are actually buying the company, rather than trading its stock

Buy high quality growth businesses with the following attributes:
■ Strong brand name ■ Dominant market share ■ Recurring revenue stream	■ Free cash flow generation ■ Long product life cycles ■ Strong company management

Buy at a discount to the business’ true value

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk/reward characteristics and the team’s conviction in the overall business

Growth stock portfolio that:

■  is strategically positioned for long-term growth potential

■  has low turnover — a result of bottom-up stock selection with a focus on long-term investing

■  is a high quality portfolio that is strategically positioned for long-term growth potential

PORTFOLIO RESULTS
Tollkeeper Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Tollkeeper Fund during the six-month reporting period that ended June 30, 2006.
  Performance Review

During the six-month period that ended June 30, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -1.50%, -1.96%, -1.83%, -1.34% and -1.63%, respectively. These returns compare to the -1.51% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index, over the same time period.

As these returns indicate, the market was relatively weak during the reporting period. During this time, the Fund performed largely in line with its benchmark.
  Market Review

During the first half of 2006, the U.S. equity markets finished in positive territory. Energy and Utility companies continued to be favored by investors, producing significant returns. Conversely, sectors such as Healthcare and Technology lagged during the six-month period. The Retail sector remained weak as a result of the overall market environment. The Federal Reserve Board raised short-term interest rates for the 17th consecutive time in June 2006. This was the first increase that was not accompanied by a statement indicating future interest rate hikes, which triggered a slight rally in the equities market at the end of June.
  Portfolio Positioning

Electronic Arts, Inc. and Activision, Inc. detracted from performance during the reporting period. Shares of Electronic Arts sold off following the release of its quarterly earnings results. Similarly, Activision’s stock declined after the company announced weak revenues. Both software publishing companies cited a challenging industry environment as consumers have had to wait to purchase new video games until backordered Xbox 360 consoles and next generation Sony and Nintendo consoles, which are due by the end of 2006, become available. We believe the video gaming industry will continue to grow and Electronic Arts and Activision are strong franchises with high quality products.

XM Satellite Radio Holdings, Inc. was down significantly during the period, despite a revenue increase of over 100% driven by strong subscriber growth during the first quarter. Its shares fell after management made some missteps, causing them to lower their outlook for 2006. XM has also been the subject of FCC and FTC investigations. We believe XM should be positioned for strong growth, as the company believes that cars pre-installed with its radios will increase significantly.

PORTFOLIO RESULTS

Shares of CNET Networks, Inc. fell after the company reported a narrower-than-expected first quarter loss, a soft revenue number, and weak guidance. Despite the disappointing results, we believe CNET Networks should be well positioned to benefit from the growing opportunity in Internet advertising as it continues to expand its audience and customer base, grow its core brands, and add new ones.

Cisco Systems, Inc. enhanced results as its earnings beat market expectations. The company’s order growth is at its strongest in over a year, due to increased demand from its corporate customers. Many companies are focused on increasing the capacity and security of their networks, and Cisco has been a beneficiary of this trend. In addition, the company was upgraded by several analysts who believe it should see accelerated revenue and profit growth in 2006. We believe Cisco is well positioned for growth as it has increased its sales force by approximately 30% in recent quarters. The company’s strengthened sales force has led to increased productivity and the potential for higher sales worldwide. In addition, Cisco offered a positive sales growth outlook, strengthened by the fact that it had twice as many product launches in 2005 than a typical year, its gross margins remain healthy, and sales have been moving upward in Europe.

The phone-number clearinghouse service provider, NeuStar, Inc. added to returns during the period. NeuStar operates like a monopoly in the telephone industry as it provides essential data to thousands of communication services providers in order to route calls in North America. In mid-April, the company announced an agreement to acquire UltraDNA, a recognized domain name systems service provider for $61.8 million cash. Later in the second quarter, eHarmony selected NeuStar’s Domain Name Systems (DNS) service to deliver enhanced Web site performance. Currently, NeuStar provides clearinghouse services to emerging Communication Service Providers (“CSP”), including Internet service providers, cable television operators, and voiceover Internet protocol service providers. The acquisition of UltraDNA and agreement with eHarmony further diversifies NeuStar’s customer base and we believe it should enable the company to capitalize on the rapidly growing Internet-based CSP market.

PORTFOLIO RESULTS
  Portfolio Highlights

■	FormFactor, Inc. — FormFactor, a wafer probe card manufacturer, contributed to performance during the period. In June 2006, the company announced a technology agreement with Korean-based Hynix Semiconductor. Under the agreement, FormFactor will provide Hynix with advanced wafer cards for its semiconductor manufacturing business. FormFactor also received a favorable ruling from a Korean Court that upheld the validity of the company’s technology patents. We believe FormFactor should benefit as growth in third generation phone usage continues and the transition to the company’s wafer-level chip testing products takes hold. The company’s products are also well positioned to benefit from the trend toward miniaturization of electronics, as its technology enables the requisite testing on multi-chip packaging and significantly reduces costs for its customers.

■	American Tower Corp. — During the period, American Tower announced strong quarterly performance and full-year 2005 results due in part to its merger with SpectraSite. In addition, American Tower issued a positive outlook for 2006. Wireless tower clients continue to see new subscriber growth and an increase in the usage of their existing client base.

■	Lamar Advertising Co. — Lamar Advertising contributed to returns when the company revealed that revenues were strong and earnings for the full-year 2005 more than tripled. The company is the third largest billboard company in the U.S. with over 150,000 advertising displays. The low capital expenditure nature of billboards, combined with the recurring revenue the company collects from advertisers, creates a generous amount of operating leverage within Lamar’s business model. Due to fragmentation elsewhere in media, outdoor advertising continues to take a healthy share of media dollars. Lamar is strategically positioning itself to take advantage of this trend by tripling its number of digital billboards by the end of 2006.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

July 17, 2006

FUND BASICS
Tollkeeper Fund
as of June 30, 2006

PERFORMANCE REVIEW

January 1, 2006–	Fund Total Return	NASDAQ
June 30, 2006	(based on NAV)[1]	Composite Index[2]

Class A	-1.50%	-1.51%
Class B	-1.96	-1.51
Class C	-1.83	-1.51
Institutional	-1.34	-1.51
Service	-1.63	-1.51

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[3]

For the period ended June 30, 2006	One Year	Five Years	Since Inception[3] (10/1/99)

Class A	-1.13%	-6.04%	-4.02%
Class B	-1.27	-6.08	-3.95
Class C	2.73	-5.70	-3.95
Institutional	4.91	-4.61	-2.82
Service	4.38	-5.04	-3.29

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 6/30/06[4]

Holding	% of Net Assets	Line of Business

Google, Inc.	5.1%	Internet & Online
Tessera Technologies, Inc.	5.1	Semi-Capital
FormFactor, Inc.	4.8	Semi-Capital
Linear Technology Corp.	4.8	Semiconductors
American Tower Corp.	4.6	Telecommunications
Yahoo!, Inc.	4.5	Internet & Online
Research In Motion Ltd.	4.3	Networking/Telecommunications Equipment
Activision, Inc.	4.3	Computer Software
Electronic Arts, Inc.	4.2	Computer Software
First Data Corp.	4.0	Computer Services

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATION[5] AS OF 6/30/06
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and/or liabilities.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

What Differentiates the Goldman Sachs Structured Tax-Management Process?
In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.
   Goldman Sachs’ Structured Tax-Management Investment Process

Goldman Sachs’ Structured investment process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, the Structured process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive ■ Rigorous ■ Objective	■ Extensive ■ Fundamental ■ Insightful

Advantage: Daily analysis of approximately 3,000 U.S. equity securities using a proprietary model

■ Benchmark driven ■ Sector and size neutral ■ Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias

■ A fully invested, style — consistent portfolio ■ Broad access to the total U.S. equity market ■ A consistent goal of maximizing after-tax risk-adjusted returns

PORTFOLIO RESULTS
Structured Tax-Managed Equity Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Structured Tax-Managed Equity Fund during the six-month reporting period that ended June 30, 2006.
  Performance Review

Over the six-month period that ended June 30, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.75%, 3.39%, 3.29%, 3.88% and 3.57%, respectively. These returns compare to the 3.23% cumulative total return of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark over this period, due to strong returns from our investment themes, a disciplined approach to security analysis, and rigorous risk management.

Returns to the Structured investment themes were positive overall for the six-month period. Momentum was the best performing theme as companies with strong momentum characteristics outperformed their industry counterparts. Valuation, Management Impact, Profitability, and Analyst Sentiment also added value, albeit to a lesser extent. Meanwhile, Earnings Quality was relatively flat for the period. Stock selection was successful overall during the reporting period. The Fund’s positions in the Consumer Discretionary and Information Technology sectors were the most successful relative to their peers in the benchmark. On the downside, stock picks in the Healthcare sector were the biggest detractors from performance and did little to offset gains made elsewhere.
  Market Review

The broad market, as measured by the Russell 3000 Index, returned 3.23% over the six-month period. Eight of the ten sectors in the Index were up for the period, with the Telecommunication Services (+12.9%) and Energy (+12.4%) sectors experiencing the largest absolute gains. The Energy sector was also the largest contributor (weight times performance) to Index gains.
  Portfolio Positioning

The Structured Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The benchmark is the Russell 3000 Index, which covers a range of issuers from large- to small-cap stocks. In managing the Structured products, we do not take size or sector bets. Rather, we seek to add value versus the Fund’s benchmark by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values (relative to other stocks in the same industry). We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Our portfolio construction process integrates tax considerations into investment decisions with the goal of maximizing after-tax return.

PORTFOLIO RESULTS

In terms of individual stocks, overweights in Choice Hotels International, Inc., Archer-Daniels-Midland Co. and Corning, Inc. were among the most successful holdings in the portfolio for the period. On the downside, overweight positions in UnitedHealth Group, Inc., Intergraph Corp. and Express Scripts were among the biggest detractors from excess returns for the period. Express Scripts was subsequently eliminated from the portfolio.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, July 17, 2006

FUND BASICS
Structured Tax-Managed Equity Fund
as of June 30, 2006

PERFORMANCE REVIEW

January 1, 2006–	Fund Total Return
June 30, 2006	(based on NAV)[1]	Russell 3000 Index[2]

Class A	3.75%	3.23%
Class B	3.39	3.23
Class C	3.29	3.23
Institutional	3.88	3.23
Service	3.57	3.23

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[3]

For the period ended June 30, 2006	One Year	Five Years	Since Inception (4/3/00)

Class A	6.71%	4.24%	0.43%
Class B	7.10	4.29	0.60
Class C	11.01	4.63	0.57
Institutional	13.37	5.84	1.75
Service	12.70	5.33	1.24

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 6/30/06[4]

Holding	% of Total Net Assets	Line of Business

Pfizer, Inc.	2.3%	Pharmaceuticals
J.P. Morgan Chase & Co.	2.1	Diversified Financials
Procter & Gamble Co.	2.0	Household Products
Cisco Systems, Inc.	1.9	Communications Equipment
Wells Fargo & Co.	1.9	Banks
Hewlett-Packard Co.	1.8	Computers & Peripherals
Merck & Co., Inc.	1.8	Pharmaceuticals
Bank of America Corp.	1.7	Banks
Time Warner, Inc.	1.6	Media
The Boeing Co.	1.5	Aerospace & Defense

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/06

			Since Inception
Class A Shares	One Year	Five Years	(4/3/00)

Returns before taxes*	6.71%	4.24%	0.43%
Estimated returns after taxes on distributions**	6.70	4.20	0.40
Estimated returns after taxes on distributions*** and sale of Fund shares	4.38	3.63	0.35

The estimated after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes.
Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Estimated Returns After Taxes on Distributions assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Estimated Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed.
SECTOR ALLOCATION[5] AS OF 6/30/06
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and/or liabilities.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
What Differentiates the Goldman Sachs
Real Estate Investment Process?
The Goldman Sachs Real Estate Securities Strategy seeks to generate long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs). REITs offer daily liquidity, strong historic returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Investment Process

Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, capital structures, growth prospects and management teams.

Buy at a reasonable price.
We seek to consistently select securities at a discount to the intrinsic value of the business.

Diversification reduces risk.
We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team’s conviction in the overall business

Real estate securities portfolio that:

■  is strategically positioned for long-term growth potential

■  has low turnover — a result of bottom-up stock selection with a focus on long-term investing

■ is a high quality portfolio that is strategically positioned for long-term growth potential

PORTFOLIO RESULTS
Real Estate Securities Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the six-month reporting period that ended June 30, 2006.
  Performance Review

During the six-month period that ended June 30, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 13.68%, 13.32%, 13.22%, 13.90% and 13.62%, respectively. These returns compare to the 14.07% cumulative total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested), over the same time period.

During the reporting period, the Fund generated solid results but underperformed its benchmark. Underweight positions in the Office and Apartment sectors, as well as stock selection in the Industrial sector, detracted from results. In contrast, stock selection was positive in the Office, Apartment and Hotel sectors. In addition, an underweight position in the Retail sector and an overweight position in the Hotel sector enhanced results.
  Market Review

The real estate securities market, as measured by the Wilshire Real Estate Securities Index, returned 14.07% during the first six months of 2006. Returns continue to be supported by improved real estate fundamentals which have largely translated into continued capital flows into the sector. Year-to-date, gross domestic product (“GDP”) and job growth have accelerated at above-average levels. Importantly, not only is demand increasing, but it is at a magnitude that is far in excess of new construction levels. Consequently, we believe we should continue to see higher occupancies, rents, and, ultimately, higher cash flows.
  Portfolio Positioning

During the reporting period, the Apartment sector was the best performing sector in the real estate securities market, as measured by the Wilshire Real Estate Securities Index, returning 22.0%. Unlike other aspects of the economy, the Apartment sector benefits from rising interest rates, as more would-be homebuyers are forced back into the rental market, increasing demand in the Apartment sector. Additionally, there are positive demographic trends favoring the sector. We continue to focus on companies with significant exposure to the high barrier, bi-coastal markets, well-respected management teams, robust development pipelines, strong balance sheets, and compelling valuation. Camden Property Trust and AvalonBay Communities, Inc., two of the Fund’s largest overweights in the sector, contributed positively to performance over the period. Both companies continue to see a rapid improvement in occupancies and rents, driven by continued job growth and 15-year low housing affordability levels. While the Fund’s stock selection in the sector enhanced results, it remained underweight versus the benchmark, since the sector is trading at an approximate 25% premium to the real estate securities market. This underweight position detracted from performance over the period.

PORTFOLIO RESULTS

The Office sector was the second best performing area of the overall REIT market during the period, posting a 20.8% return. This strong return was driven by companies with more focused concentrations in the strong markets of New York, Washington DC, and California. In this area, we prefer companies that have strong management teams, high quality assets, strong capital structures, and favorable geographic exposures. Two examples of Fund holdings are SL Green Realty Corp. and Boston Properties, Inc. The Fund remains underweight in the sector due to valuation concerns as merger and acquisition activity and aggressive earnings expectations have made the office sector expensive. While the Fund’s underweight position in the sector detracted from performance, stock selection within the sector contributed positively to results.

The Hotel sector also rose sharply, as this portion of the Index returned 16.5% during the period. We continue to overweight the sector, particularly in the luxury-oriented companies such as Starwood Hotels & Resorts Worldwide, Inc., Host Marriott Corp., and Four Seasons Hotels, Inc. New construction, especially in the case of the high end luxury segment, has been muted and condominium conversions have helped further reduce new supply in the major markets. At the same time, demand continues to be strong, with leisure travel steady and corporate travel increasing across the globe. The Fund’s overweight position in the sector, as well as stock selection within the sector, contributed positively to performance.

After five years of outperformance versus the overall REIT market, the Retail sector lagged the overall Index during the period, largely due to investors’ rotation into more economically sensitive sectors like Office and Apartments. While we believe that fundamentals in the Retail sector should remain solid, the perception that retail REITs are retailers rather than property owners may weigh heavily on the sector. The Regional Mall sector decline was accentuated at the lower end of the quality spectrum with companies like CBL Associates (not a Fund holding) lagging those companies with higher quality portfolios such as Simon Property Group, Inc. and The Macerich Company. Since the Fund is oriented towards these quality names, stock selection contributed positively year to date. The Fund’s underweight position in the sector also contributed positively to performance.

Although the Industrial sector lagged during the period, we believe its fundamentals continue to improve. Due to positive economic trends and the value-enhancing business strategies of the Industrial sector, the Fund maintained an overweight position, which detracted from performance. However, stock selection contributed positively to results.

The Self-Storage sector also underperformed the overall REIT market over the period. The Fund maintained an underweight position due to valuation concerns, as aggressive earnings expectations have made Self-Storage one of the most richly valued sectors. Stock selection contributed negatively for the period, largely due to an underweight position in Public Storage, Inc. and an overweight position in U-Store-It Trust.

PORTFOLIO RESULTS
  Portfolio Highlights

■	ProLogis — ProLogis is benefiting from structural changes in distribution logistics for the world’s largest users of warehouse space. ProLogis has three linked businesses, property investment, property fund management, and development for sale. It operates in three continents — North America, Europe, and Asia — and is led by an excellent management team. We believe Prologis has a diverse, dynamic, and innovative business model that generates high returns on invested capital.

■	Simon Property Group, Inc. — Simon Property Group is the largest owner, developer, and manager of retail real estate in the U.S. It owns or has an interest in 285 properties in the U.S., comprising 200 million square feet in 40 states. The company operates from four major platforms — regional malls, premium outlet centers, community/lifestyle centers, and international properties. Its strategy is to have a significant presence in all types of the retail real estate spectrum that appeal to retailers and consumers.

■	SL Green Realty Corp. — SL Green Realty Corp. owns and operates a portfolio of 28 commercial office buildings with over 17 million square feet, focused in midtown Manhattan. We believe the company has a solid balance sheet, a strong and experienced management team, and a track record of producing long-term value for its shareholders. With its geographic focus on midtown Manhattan, where occupancies are much higher than the national average and rents are increasing rapidly, SL Green continued to outperform its peers.

We remain confident and focused on our fundamental premise that good companies with superior management and strategies should outperform over time. As such, we are comfortable with the current positioning of the Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

July 17, 2006

FUND BASICS
Real Estate Securities Fund
as of June 30, 2006

PERFORMANCE REVIEW

January 1, 2006–	Fund Total Return	Wilshire Real Estate
June 30, 2006	(based on NAV)[1]	Securities Index[2]

Class A	13.68%	14.07%
Class B	13.32	14.07
Class C	13.22	14.07
Institutional	13.90	14.07
Service	13.62	14.07

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[3]

For the period ended June 30, 2006	One Year	Five Years	Since Inception (7/27/98)

Class A	14.76%	18.18%	15.03%
Class B	15.24	18.39	15.02
Class C	19.49	18.68	15.03
Institutional	21.96	20.00	16.32
Service	21.36	19.44	15.81

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 6/30/06[4]

Holding	% of Total Net Assets	Line of Business

Simon Property Group, Inc. (REIT)	6.8%	Regional Malls
ProLogis (REIT)	6.4	Industrial
Host Marriott Corp. (REIT)	6.3	Hotels
Vornado Realty Trust (REIT)	5.7	Diversified
Boston Properties, Inc. (REIT)	4.4	Office
Archstone-Smith Trust (REIT)	4.3	Residential
General Growth Properties, Inc. (REIT)	4.2	Regional Malls
Kimco Realty Corp. (REIT)	3.9	Shopping Centers
Equity Residential Properties Trust (REIT)	3.5	Residential
AMB Property Corp. (REIT)	3.3	Industrial

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATION[5] AS OF 6/30/06
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and/or liabilities.

GOLDMAN SACHS TOLLKEEPER FUNDSM
Schedule of Investments
June 30, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 100.2%

Audio Technology – 2.7%
321,845	Dolby Laboratories, Inc.*	$7,498,988

Broadcasting & Cable/Satellite TV – 2.6%
483,365	XM Satellite Radio Holdings, Inc.*	7,081,297

Commercial Services – 5.9%
183,300	Iron Mountain, Inc.*	6,851,754
184,970	The McGraw-Hill Companies, Inc.	9,291,043

		16,142,797

Computer Hardware – 5.4%
181,345	Avocent Corp.*	4,760,306
924,760	EMC Corp.*	10,144,617

		14,904,923

Computer Services – 6.7%
149,020	CheckFree Corp.*	7,385,431
243,890	First Data Corp.	10,984,806

		18,370,237

Computer Software – 19.9%
1,037,880	Activision, Inc.*	11,811,074
180,405	Cogent, Inc.*(a)	2,718,703
147,370	Cognos, Inc.*	4,192,677
267,513	Electronic Arts, Inc.*	11,513,760
439,340	Microsoft Corp.	10,236,622
158,470	NAVTEQ*	7,080,440
269,981	Salesforce.com, Inc.*	7,197,693

		54,750,969

Internet & Online – 12.6%
296,960	CNET Networks, Inc.*	2,369,741
33,560	Google, Inc.*	14,072,715
213,810	Netflix, Inc.*(a)	5,817,770
375,340	Yahoo!, Inc.*	12,386,220

		34,646,446

Movies & Entertainment – 1.3%
97,970	Viacom, Inc. Class B*	3,511,245

Networking/Telecommunications Equipment – 8.0%
522,340	Cisco Systems, Inc.*	10,201,300
170,820	Research In Motion Ltd.*	11,918,112

		22,119,412

Publishing – 3.8%
192,730	Lamar Advertising Co.*	10,380,438

Semi-Capital – 9.8%
293,120	FormFactor, Inc.*	13,081,946
504,550	Tessera Technologies, Inc.*	13,875,125

		26,957,071

Semiconductors – 12.2%
390,280	Linear Technology Corp.	13,070,477
126,430	Marvell Technology Group Ltd.*	5,604,642
233,780	QUALCOMM, Inc.	9,367,565
240,160	Xilinx, Inc.(a)	5,439,624

		33,482,308

Telecommunications – 9.3%
403,310	American Tower Corp.*	12,551,007
110,931	Crown Castle International Corp.*	3,831,557
272,290	NeuStar, Inc.*	9,189,787

		25,572,351

TOTAL COMMON STOCKS
(Cost $256,116,502)		$275,418,482

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $256,116,502)		$275,418,482

Securities Lending Collateral – 4.6%

12,537,250	Boston Global Investment Trust – Enhanced Portfolio	$12,537,250
(Cost $12,537,250)

TOTAL INVESTMENTS – 104.8%
(Cost $268,653,752)		$287,955,732

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.8)%		(13,092,623)

NET ASSETS – 100.0%		$274,863,109

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments
June 30, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 96.5%

Aerospace & Defense – 3.3%
34,100	Northrop Grumman Corp.	$2,184,446
30,200	Raytheon Co.	1,346,014
38,000	The Boeing Co.	3,112,580

		6,643,040

Air Freight & Couriers – 0.3%
6,100	EGL, Inc.*	306,220
3,600	United Parcel Service, Inc. Class B	296,388

		602,608

Banks – 5.2%
70,942	Bank of America Corp.	3,412,310
8,800	Corus Bankshares, Inc.(a)	230,384
5,000	Marshall & Ilsley Corp.	228,700
3,900	U.S. Bancorp	120,432
10,300	UnionBanCal Corp.	665,277
37,504	Wachovia Corp.	2,028,217
56,300	Wells Fargo & Co.	3,776,604
2,300	Zions Bancorp.	179,262

		10,641,186

Beverages – 0.1%
9,400	PepsiAmericas, Inc.	207,834

Biotechnology – 2.2%
81,500	Alkermes, Inc.*	1,541,980
19,640	Amgen, Inc.*	1,281,117
26,900	Celgene Corp.*	1,275,867
5,022	Genentech, Inc.*	410,800

		4,509,764

Building Products – 0.1%
3,200	USG Corp.*(a)	233,376

Chemicals – 1.7%
19,300	Ashland, Inc.	1,287,310
7,100	H.B. Fuller Co.	309,347
22,176	Monsanto Co.	1,866,997
247	Tronox, Inc. Class B	3,253

		3,466,907

Commercial Services & Supplies – 2.5%
30	Arbitron, Inc.	1,150
11,900	CSG Systems International, Inc.*	294,406
16,800	Global Payments, Inc.	815,640
38,100	Manpower, Inc.	2,461,260
1,885	PHH Corp.*	51,913
5,500	Republic Services, Inc.	221,870
30,000	Spherion Corp.*	273,600
12,100	The Brink’s Co.	682,561
8,800	Waste Management, Inc.	315,744

		5,118,144

Communications Equipment – 3.4%
201,500	Cisco Systems, Inc.*	3,935,295
43,300	Corning, Inc.*	1,047,427
22,900	Motorola, Inc.	461,435
19,760	QUALCOMM, Inc.	791,783
57,500	Tellabs, Inc.*	765,325

		7,001,265

Computers & Peripherals – 2.7%
116,858	Hewlett-Packard Co.	3,702,062
9,300	Intergraph Corp.*	292,857
79,100	Western Digital Corp.*	1,566,971

		5,561,890

Construction & Engineering – 0.6%
23,800	EMCOR Group, Inc.*	1,158,346

Diversified Financials – 8.6%
3,700	Advanta Corp. Class B	133,015
49,800	AmeriCredit Corp.*	1,390,416
1,300	BlackRock, Inc.	180,921
26,000	CIT Group, Inc.	1,359,540
26,500	Citigroup, Inc.	1,278,360
17,000	CompuCredit Corp.*(a)	653,480
71,100	Countrywide Financial Corp.	2,707,488
25,400	Investment Technology Group, Inc.*	1,291,844
103,900	J.P. Morgan Chase & Co.	4,363,800
23,660	Merrill Lynch & Co., Inc.	1,645,790
28,100	Moody’s Corp.	1,530,326
14,900	Principal Financial, Inc.	829,185
4,300	SEI Investments Co.	210,184

		17,574,349

Diversified Telecommunication Services – 3.3%
54,200	AT&T, Inc.	1,511,638
25,000	BellSouth Corp.	905,000
18,700	CenturyTel, Inc.	694,705
1,715	Embarq Corp.*	70,298
38,000	Sprint Nextel Corp.	759,620
80,500	Verizon Communications, Inc.	2,695,945

		6,637,206

Electric Utilities – 3.8%
4,300	Constellation Energy Group, Inc.	234,436
31,900	Edison International	1,244,100
16,000	Entergy Corp.	1,132,000
62,100	PG&E Corp.	2,439,288
46,500	TXU Corp.	2,780,235

		7,830,059

Electrical Equipment – 0.5%
7,400	Acuity Brands, Inc.	287,934
14,600	General Cable Corp.*	511,000
3,900	Woodward Governor Co.	118,989

		917,923

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments (continued)
June 30, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Electronic Equipment & Instruments – 0.8%
4,900	Tech Data Corp.*	$187,719
34,200	Waters Corp.*	1,518,480

		1,706,199

Energy Equipment & Services – 0.8%
20,300	Transocean, Inc.*	1,630,496

Food & Drug Retailing – 0.5%
14,579	Longs Drug Stores Corp.	665,094
5,800	Performance Food Group Co.*	176,204
9,500	Spartan Stores, Inc.	138,985

		980,283

Food Products – 2.3%
64,800	Archer-Daniels-Midland Co.	2,674,944
32,800	Dean Foods Co.*	1,219,832
54,600	Tyson Foods, Inc.	811,356

		4,706,132

Healthcare Equipment & Supplies – 1.3%
81,000	Applera Corp. – Applied Biosystems Group	2,620,350

Healthcare Providers & Services – 4.3%
55,500	AmerisourceBergen Corp.	2,326,560
45,400	Caremark Rx, Inc.	2,264,098
3,800	Humana, Inc.*	204,060
45,700	McKesson Corp.	2,160,696
40,830	UnitedHealth Group, Inc.	1,828,367

		8,783,781

Hotels, Restaurants & Leisure – 1.9%
39,300	Choice Hotels International, Inc.	2,381,580
5,200	Darden Restaurants, Inc.	204,880
10,900	Papa John’s International, Inc.*	361,880
6,700	Ruby Tuesday, Inc.	163,547
22,200	Starbucks Corp.*	838,272

		3,950,159

Household Durables – 0.2%
16,800	Furniture Brands International, Inc.(a)	350,112

Household Products – 3.3%
44,100	Colgate-Palmolive Co.	2,641,590
74,720	Procter & Gamble Co.	4,154,432

		6,796,022

Industrial Conglomerates – 2.2%
80,800	General Electric Co.	2,663,168
15,200	Reynolds American, Inc.	1,752,560

		4,415,728

Insurance – 6.8%
884	Alleghany Corp.*	244,302
20,300	AMBAC Financial Group, Inc.	1,646,330
30,700	American International Group, Inc.	1,812,835
1,800	American National Insurance Co.	233,496
12,400	CNA Financial Corp.*	408,704
5,100	Genworth Financial, Inc.	177,684
74,000	Loews Corp.	2,623,300
31,867	MBIA, Inc.	1,865,813
3,500	MetLife, Inc.	179,235
6,100	Nationwide Financial Services, Inc.	268,888
22,200	Prudential Financial, Inc.	1,724,940
35,200	Radian Group, Inc.	2,174,656
3,500	Stewart Information Services Corp.	127,085
10,050	W.R. Berkley Corp.	343,007

		13,830,275

Internet & Catalog Retail – 0.2%
15,350	Coldwater Creek, Inc.*	410,766

Internet Software & Services – 1.4%
5,600	Google, Inc.*	2,348,248
52,400	RealNetworks, Inc.*	560,680

		2,908,928

IT Consulting & Services – 1.1%
44,200	Computer Sciences Corp.*	2,141,048

Machinery – 0.8%
4,950	Applied Industrial Technologies, Inc.	120,335
2,300	Caterpillar, Inc.	171,304
5,175	Graco, Inc.	237,946
3,800	Reliance Steel & Aluminum Co.	315,210
9,000	SPX Corp.	503,550
6,900	Valmont Industries, Inc.	320,781

		1,669,126

Marine – 0.1%
3,700	Overseas Shipholding Group, Inc.	218,855

Media – 5.9%
61,700	CBS Corp. Class B	1,668,985
64,400	Clear Channel Communications, Inc.	1,993,180
8,500	Liberty Global, Inc. Series C*	174,845
6,500	Netflix, Inc.*(a)	176,865
101,200	The Walt Disney Co.	3,036,000
191,000	Time Warner, Inc.	3,304,300
49,700	Univision Communications, Inc.*	1,664,950

		12,019,125

Metals & Mining – 0.3%
7,100	Southern Copper Corp.(a)	632,823

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Multiline Retail – 0.8%
7,400	J. C. Penney Co., Inc.	$499,574
23,100	Wal-Mart Stores, Inc.	1,112,727

		1,612,301

Office Electronics – 0.2%
28,300	IKON Office Solutions, Inc.	356,580

Oil & Gas – 8.1%
55,300	Anadarko Petroleum Corp.	2,637,257
14,579	ConocoPhillips	955,362
49,800	Devon Energy Corp.	3,008,418
5,700	Equitable Resources, Inc.	190,950
49,800	Exxon Mobil Corp.	3,055,230
2,450	Kerr-McGee Corp.	169,907
17,600	Occidental Petroleum Corp.	1,804,880
18,600	Sunoco, Inc.	1,288,794
22,300	Tesoro Petroleum Corp.	1,658,228
25,600	Valero Energy Corp.	1,702,912

		16,471,938

Pharmaceuticals – 4.8%
6,000	Endo Pharmaceuticals Holdings, Inc.*	197,880
12,300	Johnson & Johnson	737,016
98,500	Merck & Co., Inc.	3,588,355
9,800	Mylan Laboratories, Inc.	196,000
11,200	New River Pharmaceuticals, Inc.*(a)	319,200
201,600	Pfizer, Inc.	4,731,552

		9,770,003

Real Estate – 1.2%
22,400	American Home Mortgage Investment Corp.	825,664
8,100	CB Richard Ellis Group, Inc.*	201,690
3,200	Jones Lang LaSalle, Inc.	280,160
14,300	New Century Financial Corp.(a)	654,225
10,600	ProLogis (REIT)	552,472

		2,514,211

Road & Rail – 0.4%
3,100	CSX Corp.	218,364
3,800	Dollar Thrifty Automotive Group, Inc.*	171,266
4,900	Union Pacific Corp.	455,504

		845,134

Semiconductor Equipment & Products – 1.9%
24,400	Advanced Micro Devices, Inc.*	595,848
51,800	Freescale Semiconductor, Inc.*	1,502,200
21,281	Freescale Semiconductor, Inc. Class B*	625,661
37,500	MPS Group, Inc.*	564,750
16,300	Texas Instruments, Inc.	493,727

		3,782,186

Software – 2.0%
6,100	American Reprographics Co.*	221,125
16,335	Autodesk, Inc.*	562,904
20,100	CA, Inc.	413,055
24,700	Cadence Design Systems, Inc.*	423,605
27,800	Microsoft Corp.	647,740
16,100	Red Hat, Inc.*	376,740
54,100	Synopsys, Inc.*	1,015,457
11,000	VeriFone Holdings, Inc.*	335,280

		3,995,906

Specialty Retail – 4.3%
45,100	AutoNation, Inc.*	966,944
69,642	Circuit City Stores, Inc.	1,895,655
12,100	Group 1 Automotive, Inc.	681,714
60,800	Office Depot, Inc.*	2,310,400
17,270	Payless ShoeSource, Inc.*	469,226
34,100	Sonic Automotive, Inc.	756,338
49,300	United Rentals, Inc.*	1,576,614

		8,656,891

Textiles & Apparel – 0.2%
14,900	Kellwood Co.	436,123

Wireless Telecommunication Services – 0.1%
1,900	Telephone & Data Systems, Inc. Special Shares	73,910
3,100	United States Cellular Corp.*	187,860

		261,770

TOTAL COMMON STOCKS
(Cost $159,925,134)		$196,577,148

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.9%

Joint Repurchase Agreement Account II
$5,900,000	5.28%	07/03/2006	$5,900,000
Maturity Value: $5,902,594
(Cost $5,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $165,825,134)			$202,477,148

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments (continued)
June 30, 2006 (Unaudited)

Shares	Description	Value
Securities Lending Collateral – 1.5%

3,006,475	Boston Global Investment Trust – Enhanced Portfolio	$3,006,475
(Cost $3,006,475)

TOTAL INVESTMENTS – 100.9%
(Cost $168,831,609)		$205,483,623

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		$(1,781,840)

NET ASSETS – 100.0%		$203,701,783

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on June 30, 2006. Additional information appears on page 25.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At June 30, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	103	September 2006	$6,588,970	$125,505

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments
June 30, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 98.5%

Diversified – 9.4%
302,301	Duke Realty Corp. (REIT)	$10,625,880
480,562	Liberty Property Trust (REIT)(a)	21,240,840
494,889	Vornado Realty Trust (REIT)	48,276,422

		80,143,142

Health Care – 0.5%
222,313	Cogdell Spencer, Inc.	4,337,327

Hotels – 12.8%
99,400	Four Seasons Hotels, Inc.(a)	6,107,136
2,462,019	Host Marriott Corp. (REIT)	53,844,355
384,954	Innkeepers USA Trust (REIT)	6,652,005
484,146	LaSalle Hotel Properties (REIT)	22,415,960
332,361	Starwood Hotels & Resorts Worldwide, Inc.	20,054,663

		109,074,119

Industrial – 10.8%
558,562	AMB Property Corp. (REIT)	28,235,309
1,045,362	ProLogis (REIT)	54,484,268
149,603	PS Business Parks, Inc. (REIT)	8,826,577

		91,546,154

Office – 19.7%
169,151	Alexandria Real Estate Equities, Inc. (REIT)	15,000,311
297,993	BioMed Realty Trust, Inc. (REIT)	8,921,910
410,197	Boston Properties, Inc. (REIT)	37,081,809
794,282	Brandywine Realty Trust (REIT)	25,552,052
867,002	Brookfield Properties Corp.	27,891,454
105,319	Corporate Office Properties Trust (REIT)	4,431,823
591,049	Equity Office Properties Trust (REIT)	21,579,199
246,595	SL Green Realty Corp. (REIT)(a)	26,994,755

		167,453,313

Other REITs – 1.9%
238,289	Gramercy Capital Corp. (REIT)	6,171,685
892,507	Spirit Finance Corp. (REIT)	10,049,629

		16,221,314

Regional Malls – 13.4%
164,294	Feldman Mall Properties, Inc.	1,800,662
793,457	General Growth Properties, Inc. (REIT)	35,753,173
695,965	Simon Property Group, Inc. (REIT)	57,723,337
267,059	The Macerich Company (REIT)	18,747,542

		114,024,714

Residential – 15.2%
723,597	Archstone-Smith Trust (REIT)	36,809,379
254,817	AvalonBay Communities, Inc. (REIT)	28,187,857
257,596	Camden Property Trust (REIT)	18,946,186
668,633	Equity Residential Properties Trust (REIT)	29,907,954
76,966	Essex Property Trust, Inc. (REIT)	8,594,024
236,638	United Dominion Realty Trust, Inc. (REIT)	6,628,230

		129,073,630

Self Storage – 3.1%
222,364	Public Storage, Inc. (REIT)	16,877,427
487,194	U-Store-It Trust (REIT)	9,188,479

		26,065,906

Shopping Centers – 11.7%
445,158	Developers Diversified Realty Corp. (REIT)	23,228,344
911,489	Kimco Realty Corp. (REIT)	33,260,234
435,121	Kite Realty Group Trust (REIT)	6,783,536
295,706	Regency Centers Corp. (REIT)	18,378,128
475,927	Weingarten Realty Investors (REIT)	18,218,486

		99,868,728

TOTAL COMMON STOCKS
(Cost $588,537,127)		$837,808,347

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 4.3%

Joint Repurchase Agreement Account II
$36,300,000	5.28%	07/03/2006	$36,300,000
Maturity Value: $36,315,960
(Cost $36,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $624,837,127)			$874,108,347

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
June 30, 2006 (Unaudited)

Shares	Description	Value
Securities Lending Collateral – 5.1%

43,205,675	Boston Global Investment Trust – Enhanced Portfolio	$43,205,675
(Cost $43,205,675)

TOTAL INVESTMENTS – 107.9%
(Cost $668,042,802)		$917,314,022

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.9)%		(66,913,920)

NET ASSETS – 100.0%		$850,400,102

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on June 30, 2006. Additional information appears on page 25.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2006, the Portfolios had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Structured Tax-Managed Equity	$5,900,000

Real Estate Securities	36,300,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$2,860,000,000	5.30%	07/03/2006	$2,861,263,167

Barclays Capital PLC	1,500,000,000	5.32	07/03/2006	1,500,665,000

Bear Stearns	500,000,000	5.31	07/03/2006	500,221,250

Deutsche Bank Securities, Inc.	1,000,000,000	5.20	07/03/2006	1,000,433,333

Greenwich Capital Markets	300,000,000	5.32	07/03/2006	300,133,000

J.P. Morgan Securities, Inc.	400,000,000	5.28	07/03/2006	400,176,000

Merrill Lynch	500,000,000	5.25	07/03/2006	500,218,750

Morgan Stanley & Co.	3,000,000,000	5.25	07/03/2006	3,001,312,500

UBS Securities LLC	1,050,000,000	5.25	07/03/2006	1,050,459,375

UBS Securities LLC	475,000,000	5.30	07/03/2006	475,209,792

UBS Securities LLC	400,000,000	5.34	07/03/2006	400,178,000

Wachovia Capital Markets	250,000,000	5.26	07/03/2006	250,109,583

TOTAL	$12,235,000,000			$12,240,379,750

At June 30, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 11.00%, due 07/07/2006 to 04/20/2016; Federal Home Loan Mortgage Association, 3.00% to 8.50%, due 02/01/2007 to 07/01/2036; Federal National Mortgage Association, 0.00% to 10.50%, due 02/01/2007 to 07/01/2036; and U.S. Treasury Bonds, 5.00% to 7.14%, due 11/13/2008 to 10/20/2018. The aggregate market value of the collateral, including accrued interest, was $12,492,409,737.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Statements of Assets and Liabilities
June 30, 2006 (Unaudited)

	Tollkeeper	Structured Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Assets:

Investment in securities, at value (identified cost $256,116,502, $165,825,134 and $624,837,127, respectively) — including $12,200,250, $2,944,563 and $42,785,274 of securities on loan, respectively	$275,418,482	$202,477,148	$874,108,347
Securities lending collateral, at value (cost $12,537,250, $3,006,475 and $43,205,675)	12,537,250	3,006,475	43,205,675
Cash(a)	154,638	654,229	86,763
Receivables:
Dividends and interest	14,633	202,087	3,084,104
Fund shares sold	114,088	852,629	1,035,351
Investment securities sold, at value	481,522	—	—
Reimbursement from adviser	23,752	33,398	40,313
Securities lending income	21,194	3,380	12,015
Other assets	2,831	1,310	6,039

Total assets	288,768,390	207,230,656	921,578,607

Liabilities:

Payables:
Payable upon return of securities loaned	12,537,250	3,006,475	43,205,675
Fund shares repurchased	784,786	233,918	26,944,151
Amounts owed to affiliates	413,994	191,658	881,501
Variation margin	—	4,352	—
Accrued expenses	169,251	92,470	147,178

Total liabilities	13,905,281	3,528,873	71,178,505

Net Assets:

Paid-in capital	1,661,638,419	209,641,142	548,198,965
Accumulated undistributed (distribution in excess of) net investment income	(2,411,719)	397,871	346,582
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(1,403,665,571)	(43,114,749)	52,583,304
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	19,301,980	36,777,519	249,271,251

NET ASSETS	$274,863,109	$203,701,783	$850,400,102

Net Assets:
Class A	$112,256,248	$109,532,513	$369,754,838
Class B	99,294,721	24,863,934	21,475,815
Class C	52,030,348	25,360,712	22,416,886
Institutional	11,094,538	43,602,270	428,395,272
Service	187,254	342,354	8,357,291

Shares Outstanding:
Class A	14,216,975	10,163,186	18,210,726
Class B	13,233,652	2,396,127	1,053,956
Class C	6,939,386	2,449,938	1,109,490
Institutional	1,366,790	3,975,841	21,027,394
Service	23,812	31,868	409,684

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	35,780,615	19,016,960	41,811,250

Net asset value, offering and redemption price per share:(b)
Class A	$7.90	$10.78	$20.30
Class B	7.50	10.38	20.38
Class C	7.50	10.35	20.20
Institutional	8.12	10.97	20.37
Service	7.86	10.74	20.40

(a)	Includes restricted cash of $572,000 for the Structured Tax-Managed Equity Fund relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds is $8.36, $11.41 and $21.48, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

Statements of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

	Tollkeeper	Structured Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Investment income:

Dividends(a)	$442,190	$1,324,520	$13,316,894
Interest (including securities lending income of $50,616, $8,720 and $29,711, respectively)	102,302	113,221	658,076

Total income	544,492	1,437,741	13,974,970

Expenses:

Management fees	1,561,755	588,891	3,988,566
Distribution and Service fees(b)	1,033,015	367,285	647,114
Transfer agent fees(b)	287,854	141,715	450,186
Custody and accounting fees	56,728	59,182	80,835
Registration fees	25,529	32,605	32,342
Printing fees	32,247	16,474	38,865
Professional fees	24,715	23,764	25,778
Trustee fees	7,199	7,199	7,199
Service share fees	369	983	17,827
Other	79,256	30,533	41,176

Total expenses	3,108,667	1,268,631	5,329,888

Less — expense reductions	(126,693)	(207,673)	(217,730)

Net expenses	2,981,974	1,060,958	5,112,158

NET INVESTMENT INCOME (LOSS)	(2,437,482)	376,783	8,862,812

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions (including commissions recaptured of $37,470, $0 and $0, respectively)	(5,156,540)	(557,412)	51,470,507
Futures transactions	—	(43,875)	—
Net change in unrealized gain on:
Investments	4,722,429	5,345,075	39,415,900
Futures	—	138,298	—
Translation of assets and liabilities denominated in foreign currencies	—	—	31

Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	(434,111)	4,882,086	90,886,438

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,871,593)	$5,258,869	$99,749,250

(a)	For the Real Estate Securities Fund foreign taxes withheld on dividends were $46,304.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Tollkeeper	$156,515	$580,244	$296,256	$118,952	$110,246	$56,289	$2,338	$29
Structured Tax-Managed Equity	117,667	127,590	122,028	89,427	24,242	23,185	4,782	79
Real Estate Securities	430,169	109,137	107,808	326,929	20,736	20,483	80,612	1,426
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Statements of Changes in Net Assets

	Tollkeeper Fund		Structured Tax-Managed Equity Fund		Real Estate Securities Fund

	For the		For the		For the
	Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
	June 30, 2006	Year Ended	June 30, 2006	Year Ended	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005

From operations:

Net investment income (loss)	$(2,437,482)	$(5,331,671)	$376,783	$138,882	$8,862,812	$9,744,583
Net realized gain (loss) on investment, futures and foreign currency related transactions	(5,156,540)	34,310,169	(601,287)	2,644,126	51,470,507	32,087,872
Payment by affiliates to reimburse certain security claims	—	—	—	5,987	—	—
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,722,429	(27,520,784)	5,483,373	6,277,034	39,415,931	37,370,852

Net increase (decrease) in net assets resulting from operations	(2,871,593)	1,457,714	5,258,869	9,066,029	99,749,250	79,203,307

Distributions to shareholders:

From net investment income
Class A Shares	—	—	—	(58,662)	(3,755,355)	(5,422,554)
Class B Shares	—	—	—	—	(142,359)	(268,940)
Class C Shares	—	—	—	—	(148,761)	(228,774)
Institutional Shares	—	—	—	(59,132)	(5,226,484)	(6,829,368)
Service Shares	—	—	—	—	(75,428)	(80,949)
From net realized gain:
Class A Shares	—	—	—	—	—	(17,327,418)
Class B Shares	—	—	—	—	—	(1,269,974)
Class C Shares	—	—	—	—	—	(1,156,212)
Institutional Shares	—	—	—	—	—	(19,326,686)
Service Shares	—	—	—	—	—	(325,342)

Total distributions to shareholders	—	—	—	(117,794)	(9,348,387)	(52,236,217)

From share transactions:

Proceeds from sales of shares	22,047,162	29,251,261	68,398,306	57,795,919	167,940,614	272,656,738
Reinvestment of dividends and distributions	—	—	—	77,567	8,317,685	46,281,094
Cost of shares repurchased	(60,002,877)	(127,253,551)	(12,381,945)	(19,086,548)	(113,886,541)	(204,033,747)

Net increase (decrease) in net assets resulting from share transactions	(37,955,715)	(98,002,290)	56,016,361	38,786,938	62,371,758	114,904,085

NET INCREASE (DECREASE)	(40,827,308)	(96,544,576)	61,275,230	47,735,173	152,772,621	141,871,175

Net assets:

Beginning of period	315,690,417	412,234,993	142,426,553	94,691,380	697,627,481	555,756,306

End of period	$274,863,109	$315,690,417	$203,701,783	$142,426,553	$850,400,102	$697,627,481

Accumulated undistributed (distributions in excess of) net investment income	$(2,411,719)	$25,763	$397,871	$21,088	$346,582	$832,157

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements
June 30, 2006 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Tollkeeper Fund, (“Tollkeeper”), Goldman Sachs Structured Tax-Managed Equity Fund (“Structured Tax-Managed Equity”) (formerly, Goldman Sachs CORESM Tax-Managed Equity Fund) and Goldman Sachs Real Estate Securities Fund (“Real Estate Securities”) (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Such sales loads are paid directly to Goldman Sachs & Co. (“Goldman Sachs”) as distributor of the Funds.
The Real Estate Securities Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.
The Tollkeeper Fund invests primarily in equity investments in “Tollkeeper” companies. In general, the Investment Adviser defines a Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Fund’s investment performance will be closely tied to many factors which affect technology, media and service companies. The Fund may also invest in a relatively few numbers of issuers. As a result, the Fund’s Net Asset Value is more likely to have greater fluctuations than that of a fund which is more diversified or invests in other industries.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually for the Tollkeeper and Structured Tax-Managed Equity Funds and quarterly for the Real Estate Securities Fund. Capital gains distributions, if any, are declared and paid annually for all Funds.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from tax return of capital.
In addition, distributions paid by the Structured Tax-Managed Equity and the Real Estate Securities Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, on the books of their custodian, with a current value equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS SPECIALTY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
G. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
H. Commission Recapture — The Tollkeeper Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Tollkeeper Fund as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.
3. AGREEMENTS
GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
GSAM has entered into a fee reduction commitment for the Fund which was implemented on a voluntary basis beginning on July 1, 2005 and on a contractual basis as of April 28, 2006 to achieve the rates listed below:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Tollkeeper	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Structured Tax-Managed Equity	0.70	First $1 Billion
	0.63	Next $1 Billion
	0.60	Over $2 Billion

Real Estate Securities	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)
3. AGREEMENTS (continued)
Additionally, effective January 6, 2006, GSAM has agreed to voluntarily waive a portion of its Management fee equal to 0.05% of the average daily net assets of the Structured Tax-Managed Equity Fund.
GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, and Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
For the six months ended June 30, 2006, the Other Expense limitations for the Tollkeeper, Structured Tax-Managed Equity and the Real Estate Securities Funds as an annual percentage rate of average daily net assets were 0.064%, 0.004% and 0.004%, respectively. Prior to January 6, 2006, the Other Expense limitation for Structured Tax-Managed Equity Fund was 0.054%.
The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares.
Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended June 30, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Tollkeeper	$6,800	$1,100	$100

Structured Tax-Managed Equity	45,100	—	—

Real Estate Securities	29,400	200	—

Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.

GOLDMAN SACHS SPECIALTY FUNDS

3. AGREEMENTS (continued)
For the six months ended June 30, 2006, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management	Other Expense	Custody Fee	Total Expense
Fund	Fee Waiver	Reimbursement	Reduction	Reductions

Tollkeeper	$—	$126	$1	$127

Structured Tax-Managed Equity	41	165	2	208

Real Estate Securities	—	210	8	218

     At June 30, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Tollkeeper	$225	$148	$41	$414

Structured Tax-Managed Equity	104	63	25	192

Real Estate Securities	696	109	77	882

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2006 were as follows:

Fund	Purchases	Sales and Maturities

Tollkeeper	$76,318,861	$115,456,538

Structured Tax-Managed Equity	118,939,879	68,518,900

Real Estate Securities	232,587,402	164,898,003

For the six months ended June 30, 2006, Goldman Sachs earned approximately $16,100, $9,700 and $7,500 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds, respectively.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)
5. SECURITIES LENDING (continued)
collateral is delivered to the funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2006, are reported parenthetically under Investment Income on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
The table below details securities lending activity as of, and for the six months ended June 30, 2006:

			Earnings of BGA	Earnings Received
			Relating to	by the Funds
	Market Value of	Cash Collateral	Securities	From Lending to
	Securities on Loan	Received for Loans	Loaned for the	Goldman Sachs for
	as of	Outstanding as of	Six Months Ended	the Six Months Ended
Fund	June 30, 2006	June 30, 2006	June 30, 2006	June 30, 2006

Tollkeeper	$12,200,250	$12,537,250	$7,723	$4,059

Structured Tax-Managed Equity	2,944,563	3,006,475	1,333	798

Real Estate Securities	42,785,274	43,205,675	4,775	96

6. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management of investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended June 30, 2006, the Funds did not have any borrowings under this facility.
7. TAX INFORMATION
As of the Funds’ most recent fiscal year end, December 31, 2005, the Funds’ capital loss carryforwards on a tax basis were as follows.

GOLDMAN SACHS SPECIALTY FUNDS

7. TAX INFORMATION (continued)

		Structured
		Tax-Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Capital loss carryforward:(1)
Expiring 2009	(775,760,676)	(21,567,672)	—
Expiring 2010	(476,361,177)	(20,748,975)	—
Expiring 2011	(137,998,151)	(209,608)	—
Expiring 2012	(1,145,651)	—	—

Total capital loss carryforward	(1,391,265,655)	(42,526,255)	—

(1)	Expiration occurs on December 31 of the year indicated.
At June 30, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Structured
		Tax-Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Tax cost	$275,871,365	$168,831,609	$668,679,464

Gross unrealized gain	33,949,747	38,640,605	249,648,761
Gross unrealized loss	(21,865,380)	(1,988,591)	(1,014,203)

Net unrealized security gain	$12,084,367	$36,652,014	$248,634,558
Net unrealized gain on other investments	—	125,505	—

Net unrealized gain on other investments	$12,084,367	$36,777,519	$248,634,558

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, the recognition of gains on appreciated stock for tax purposes and net mark to market losses on Section 1256 futures contracts.
8. OTHER MATTERS
As of June 30, 2006, Goldman Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 16% of the outstanding shares of the Real Estate Securities Fund.
In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Real Estate Securities Fund as of June 30, 2006 (as a percentage of outstanding Institutional shares):

		Goldman Sachs		Goldman Sachs
	Goldman Sachs	Growth and	Goldman Sachs	Equity Growth
	Balanced Strategy	Income Strategy	Growth Strategy	Strategy
Fund	Portfolio	Portfolio	Portfolio	Portfolio

Real Estate Securities	1%	3%	3%	1%

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust. In

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)
8. OTHER MATTERS (continued)
June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, GSAMI, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision.
Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncement — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

GOLDMAN SACHS SPECIALTY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Tollkeeper Fund

	For the Six Months Ended		For the Year Ended
	June 30, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,893,672	$16,072,858	3,095,992	$23,855,881
Shares converted from Class B(a)	90,090	743,046	137,949	1,063,670
Shares repurchased	(3,448,169)	(29,286,069)	(7,643,167)	(58,350,553)

	(1,464,407)	(12,470,165)	(4,409,226)	(33,431,002)

Class B Shares
Shares sold	59,366	482,357	261,562	1,913,691
Shares converted to Class A(a)	(94,757)	(743,046)	(144,191)	(1,063,670)
Shares repurchased	(2,477,032)	(19,929,921)	(5,990,133)	(44,061,374)

	(2,512,423)	(20,190,610)	(5,872,762)	(43,211,353)

Class C Shares
Shares sold	178,374	1,439,699	369,226	2,715,457
Shares repurchased	(1,174,649)	(9,432,573)	(2,918,197)	(21,386,034)

	(996,275)	(7,992,874)	(2,548,971)	(18,670,577)

Institutional Shares
Shares sold	447,671	3,951,008	93,645	737,148
Shares repurchased	(152,917)	(1,351,077)	(429,593)	(3,405,481)

	294,754	2,599,931	(335,948)	(2,668,333)

Service Shares
Shares sold	11,657	101,240	3,757	29,084
Shares repurchased	(408)	(3,237)	(6,600)	(50,109)

	11,249	98,003	(2,843)	(21,025)

NET DECREASE	(4,667,102)	$(37,955,715)	(13,169,750)	$(98,002,290)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured Tax-Managed Equity Fund

	For the Six Months Ended		For the Year Ended
	June 30, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,528,562	$38,271,731	4,056,229	$40,430,685
Shares converted from Class B(a)	14,873	161,470	6,461	65,417
Reinvestment of dividends and distributions	—	—	4,962	51,757
Shares repurchased	(718,154)	(7,789,622)	(927,457)	(9,014,017)

	2,825,281	30,643,579	3,140,195	31,533,842

Class B Shares
Shares sold	80,385	843,485	111,891	1,052,770
Shares converted to Class A(a)	(15,427)	(161,470)	(6,678)	(65,417)
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(179,418)	(1,885,436)	(540,991)	(5,027,276)

	(114,460)	(1,203,421)	(435,778)	(4,039,923)

Class C Shares
Shares sold	329,398	3,455,079	264,729	2,458,239
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(143,491)	(1,500,092)	(418,178)	(3,894,499)

	185,907	1,954,987	(153,449)	(1,436,260)

Institutional Shares
Shares sold	2,388,084	25,828,011	1,358,712	13,854,225
Reinvestment of dividends and distributions	—	—	2,437	25,810
Shares repurchased	(102,462)	(1,122,048)	(101,700)	(966,306)

	2,285,622	24,705,963	1,259,449	12,913,729

Service Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(7,796)	(84,747)	(18,350)	(184,450)

	(7,796)	(84,747)	(18,350)	(184,450)

NET INCREASE	5,174,554	$56,016,361	3,792,067	$38,786,938

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Six Months Ended		For the Year Ended
	June 30, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,938,491	$76,947,471	6,274,862	$109,847,880
Shares converted from Class B(a)	9,185	183,793	6,639	116,418
Reinvestment of dividends and distributions	162,413	3,292,978	1,100,597	19,642,193
Shares repurchased	(2,601,460)	(50,929,868)	(6,753,846)	(116,817,551)

	1,508,629	29,494,374	628,252	12,788,940

Class B Shares
Shares sold	53,418	1,060,073	197,614	3,492,326
Shares converted to Class A(a)	(9,168)	(183,793)	(6,623)	(116,418)
Reinvestment of dividends and distributions	5,963	121,391	72,939	1,308,501
Shares repurchased	(189,149)	(3,700,685)	(480,926)	(8,502,399)

	(138,936)	(2,703,014)	(216,996)	(3,817,990)

Class C Shares
Shares sold	120,988	2,362,959	245,826	4,327,210
Reinvestment of dividends and distributions	5,413	109,264	61,086	1,087,285
Shares repurchased	(131,829)	(2,576,598)	(261,227)	(4,566,541)

	(5,428)	(104,375)	45,685	847,954

Institutional Shares
Shares sold	4,295,729	84,615,659	8,663,661	150,445,372
Reinvestment of dividends and distributions	234,286	4,765,046	1,346,111	24,114,871
Shares repurchased	(2,776,837)	(55,464,213)	(4,146,435)	(72,522,372)

	1,753,178	33,916,492	5,863,337	102,037,871

Service Shares
Shares sold	151,164	2,954,452	260,484	4,543,950
Reinvestment of dividends and distributions	1,425	29,006	7,131	128,244
Shares repurchased	(61,643)	(1,215,177)	(92,570)	(1,624,884)

	90,946	1,768,281	175,045	3,047,310

NET INCREASE	3,208,389	$62,371,758	6,495,323	$114,904,085

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS TOLLKEEPER FUNDSM
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	loss(a)	gain (loss)	operations

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2006 - A	$8.02	$(0.05)	$(0.07)	$(0.12)
2006 - B	7.65	(0.08)	(0.07)	(0.15)
2006 - C	7.64	(0.08)	(0.06)	(0.14)
2006 - Institutional	8.23	(0.03)	(0.08)	(0.11)
2006 - Service	7.99	(0.05)	(0.08)	(0.13)
FOR THE YEARS ENDED DECEMBER 31,

2005 - A	7.87	(0.08)	0.23	0.15
2005 - B	7.56	(0.13)	0.22	0.09
2005 - C	7.55	(0.13)	0.22	0.09
2005 - Institutional	8.04	(0.05)	0.24	0.19
2005 - Service	7.85	(0.09)	0.23	0.14

2004 - A	6.99	(0.04)	0.92	0.88
2004 - B	6.77	(0.09)	0.88	0.79
2004 - C	6.76	(0.09)	0.88	0.79
2004 - Institutional	7.11	(0.02)	0.95	0.93
2004 - Service	6.96	(0.04)	0.93	0.89

2003 - A	4.80	(0.08)	2.27	2.19
2003 - B	4.68	(0.12)	2.21	2.09
2003 - C	4.67	(0.12)	2.21	2.09
2003 - Institutional	4.86	(0.05)	2.30	2.25
2003 - Service	4.78	(0.08)	2.26	2.18

2002 - A	7.91	(0.08)	(3.03)	(3.11)
2002 - B	7.77	(0.12)	(2.97)	(3.09)
2002 - C	7.77	(0.12)	(2.98)	(3.10)
2002 - Institutional	7.98	(0.06)	(3.06)	(3.12)
2002 - Service	7.89	(0.09)	(3.02)	(3.11)

2001 - A	11.90	(0.13)	(3.86)	(3.99)
2001 - B	11.79	(0.20)	(3.82)	(4.02)
2001 - C	11.78	(0.20)	(3.81)	(4.01)
2001 - Institutional	11.97	(0.09)	(3.90)	(3.99)
2001 - Service	11.88	(0.13)	(3.86)	(3.99)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUNDSM

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss to		total expenses		loss to		Portfolio
value, end	Total	period	to average		average		to average		average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.90	(1.50)%	$112,256	1.50	%(c)	(1.16	)% (c)	1.58	%(c)	(1.24	)% (c)	25%
7.50	(1.96)	99,295	2.25	(c)	(1.90	)(c)	2.33	(c)	(1.98	)(c)	25
7.50	(1.83)	52,030	2.25	(c)	(1.90	)(c)	2.33	(c)	(1.98	)(c)	25
8.12	(1.34)	11,095	1.10	(c)	(0.75	)(c)	1.18	(c)	(0.83	)(c)	25
7.86	(1.63)	187	1.60	(c)	(1.24	)(c)	1.68	(c)	(1.32	)(c)	25

8.02	1.91	125,718	1.50		(1.10)		1.56		(1.16)		48
7.65	1.19	120,415	2.25		(1.85)		2.31		(1.91)		48
7.64	1.19	60,638	2.25		(1.85)		2.31		(1.91)		48
8.23	2.36	8,819	1.10		(0.70)		1.16		(0.76)		48
7.99	1.78	100	1.60		(1.20)		1.66		(1.26)		48

7.87	12.59	158,079	1.50		(0.55)		1.56		(0.61)		37
7.56	11.67	163,502	2.25		(1.31)		2.31		(1.37)		37
7.55	11.69	79,210	2.25		(1.31)		2.31		(1.37)		37
8.04	13.08	11,323	1.10		(0.31)		1.16		(0.37)		37
7.85	12.79	121	1.60		(0.57)		1.66		(0.63)		37

6.99	45.63	180,819	1.50		(1.30)		1.55		(1.35)		27
6.77	44.66	189,420	2.25		(2.04)		2.30		(2.09)		27
6.76	44.75	92,752	2.25		(2.04)		2.30		(2.09)		27
7.11	46.30	27,687	1.10		(0.89)		1.15		(0.94)		27
6.96	45.61	48	1.60		(1.39)		1.65		(1.44)		27

4.80	(39.32)	147,055	1.51		(1.46)		1.56		(1.51)		28
4.68	(39.77)	154,251	2.26		(2.21)		2.31		(2.26)		28
4.67	(39.90)	74,765	2.26		(2.21)		2.31		(2.26)		28
4.86	(39.10)	15,920	1.11		(1.06)		1.16		(1.11)		28
4.78	(39.42)	74	1.61		(1.56)		1.66		(1.61)		28

7.91	(33.53)	325,639	1.50		(1.37)		1.50		(1.37)		24
7.77	(34.10)	345,170	2.25		(2.12)		2.25		(2.12)		24
7.77	(34.04)	173,860	2.25		(2.12)		2.25		(2.12)		24
7.98	(33.33)	56,030	1.10		(0.97)		1.10		(0.97)		24
7.89	(33.59)	309	1.60		(1.40)		1.60		(1.40)		24

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2006 - A	$10.39	$0.03	$0.36	$0.39	$—
2006 - B	10.04	(0.01)	0.35	0.34	—
2006 - C	10.02	(0.01)	0.34	0.33	—
2006 - Institutional	10.56	0.05	0.36	0.41	—
2006 - Service	10.37	0.03	0.34	0.37	—
FOR THE YEARS ENDED DECEMBER 31,

2005 - A	9.56	0.04	0.80	0.84	(0.01)
2005 - B	9.30	(0.03)	0.77	0.74	—
2005 - C	9.28	(0.03)	0.77	0.74	—
2005 - Institutional	9.70	0.09	0.81	0.90	(0.04)
2005 - Service	9.54	0.03	0.80	0.83	—

2004 - A	8.09	0.06	1.45	1.51	(0.04)
2004 - B	7.90	(0.01)	1.41	1.40	—
2004 - C	7.88	(0.01)	1.41	1.40	—
2004 - Institutional	8.21	0.10	1.47	1.57	(0.08)
2004 - Service	8.06	0.05	1.44	1.49	(0.01)

2003 - A	6.27	0.02	1.80	1.82	—
2003 - B	6.16	(0.03)	1.77	1.74	—
2003 - C	6.15	(0.03)	1.76	1.73	—
2003 - Institutional	6.33	0.05	1.83	1.88	—
2003 - Service	6.24	0.01	1.81	1.82	—

2002 - A	7.92	0.01	(1.66)	(1.65)	—
2002 - B	7.84	(0.04)	(1.64)	(1.68)	—
2002 - C	7.82	(0.04)	(1.63)	(1.67)	—
2002 - Institutional Shares	7.96	0.04	(1.67)	(1.63)	—
2002 - Service Shares	7.90	— (d)	(1.66)	(1.66)	—

2001 - A	8.93	— (d)	(0.99)	(0.99)	(0.02)
2001 - B	8.89	(0.06)	(0.99)	(1.05)	—
2001 - C	8.88	(0.06)	(0.99)	(1.05)	(0.01)
2001 - Institutional	8.96	0.03	(1.00)	(0.97)	(0.03)
2001 - Service	8.93	(0.01)	(0.99)	(1.00)	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.78	3.75%	$109,533	1.09	%(c)	0.61	%(c)	1.34	%(c)	0.36	%(c)	42%
10.38	3.39	24,864	1.84	(c)	(0.13	)(c)	2.09	(c)	(0.38	)(c)	42
10.35	3.29	25,361	1.84	(c)	(0.13	)(c)	2.09	(c)	(0.38	)(c)	42
10.97	3.88	43,602	0.69	(c)	1.02	(c)	0.94	(c)	0.77	(c)	42
10.74	3.57	342	1.19	(c)	0.52	(c)	1.44	(c)	0.27	(c)	42

10.39	8.77	76,268	1.19		0.45		1.55		0.10		92
10.04	7.96	25,218	1.94		(0.33)		2.29		(0.68)		92
10.02	7.97	22,687	1.94		(0.33)		2.29		(0.68)		92
10.56	9.25	17,843	0.79		0.89		1.15		0.52		92
10.37	8.70	411	1.29		0.32		1.64		(0.03)		92

9.56	18.69	40,125	1.21		0.64		1.57		0.28		102
9.30	17.72	27,405	1.96		(0.12)		2.32		(0.48)		102
9.28	17.77	22,431	1.96		(0.12)		2.32		(0.48)		102
9.70	19.10	4,177	0.81		1.16		1.17		0.80		102
9.54	18.54	553	1.31		0.50		1.67		0.14		102

8.09	29.03	35,664	1.25		0.25		1.57		(0.07)		73
7.90	28.25	26,689	2.00		(0.50)		2.32		(0.82)		73
7.88	28.13	22,832	2.00		(0.50)		2.32		(0.82)		73
8.21	29.70	2,814	0.85		0.65		1.17		0.33		73
8.06	29.17	856	1.35		0.15		1.67		(0.17)		73

6.27	(20.83)	38,013	1.26		0.11		1.48		(0.11)		81
6.16	(21.43)	24,066	2.01		(0.64)		2.23		(0.86)		81
6.15	(21.36)	21,711	2.01		(0.64)		2.23		(0.86)		81
6.33	(20.48)	5,863	0.86		0.52		1.08		0.30		81
6.24	(21.01)	729	1.36		0.03		1.58		(0.19)		81

7.92	(11.03)	62,896	1.24		—		1.45		(0.20)		102
7.84	(11.78)	37,711	1.99		(0.74)		2.20		(0.95)		102
7.82	(11.85)	33,089	1.99		(0.74)		2.20		(0.95)		102
7.96	(10.78)	9,933	0.84		0.42		1.05		0.21		102
7.90	(11.15)	723	1.34		(0.09)		1.55		(0.30)		102

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net	From tax
	beginning	investment	and unrealized	investment	investment	realized	return of	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2006 - A	$18.04	$0.20	$2.27	$2.47	$(0.21)	$—	$—	$(0.21)
2006 - B	18.10	0.12	2.29	2.41	(0.13)	—	—	(0.13)
2006 - C	17.96	0.12	2.25	2.37	(0.13)	—	—	(0.13)
2006 - Institutional	18.10	0.24	2.28	2.52	(0.25)	—	—	(0.25)
2006 - Service	18.13	0.19	2.28	2.47	(0.20)	—	—	(0.20)
FOR THE YEARS ENDED DECEMBER 31,

2005 - A	17.29	0.25	1.93	2.18	(0.34)	(1.09)	—	(1.43)
2005 - B	17.34	0.10	1.96	2.06	(0.21)	(1.09)	—	(1.30)
2005 - C	17.22	0.12	1.93	2.05	(0.22)	(1.09)	—	(1.31)
2005 - Institutional	17.34	0.34	1.92	2.26	(0.41)	(1.09)	—	(1.50)
2005 - Service	17.37	0.27	1.91	2.18	(0.33)	(1.09)	—	(1.42)

2004 - A	13.98	0.29	4.39	4.68	(0.34)	(1.03)	—	(1.37)
2004 - B	14.04	0.17	4.40	4.57	(0.24)	(1.03)	—	(1.27)
2004 - C	13.95	0.17	4.38	4.55	(0.25)	(1.03)	—	(1.28)
2004 - Institutional	14.02	0.35	4.40	4.75	(0.40)	(1.03)	—	(1.43)
2004 - Service	14.05	0.33	4.35	4.68	(0.33)	(1.03)	—	(1.36)

2003 - A	10.53	0.41	3.63	4.04	(0.43)	(0.16)	—	(0.59)
2003 - B	10.57	0.31	3.66	3.97	(0.34)	(0.16)	—	(0.50)
2003 - C	10.51	0.31	3.63	3.94	(0.34)	(0.16)	—	(0.50)
2003 - Institutional	10.55	0.46	3.65	4.11	(0.48)	(0.16)	—	(0.64)
2003 - Service	10.57	0.47	3.59	4.06	(0.42)	(0.16)	—	(0.58)

2002 - A	10.85	0.46	(0.14)	0.32	(0.31)	(0.27)	(0.06)	(0.64)
2002 - B	10.90	0.40	(0.16)	0.24	(0.24)	(0.27)	(0.06)	(0.57)
2002 - C	10.84	0.39	(0.16)	0.23	(0.23)	(0.27)	(0.06)	(0.56)
2002 - Institutional	10.87	0.51	(0.14)	0.37	(0.36)	(0.27)	(0.06)	(0.69)
2002 - Service	10.90	0.42	(0.11)	0.31	(0.31)	(0.27)	(0.06)	(0.64)

2001 - A	11.00	0.37	0.34	0.71	(0.39)	(0.47)	—	(0.86)
2001 - B	11.05	0.30	0.34	0.64	(0.32)	(0.47)	—	(0.79)
2001 - C	10.98	0.30	0.35	0.65	(0.32)	(0.47)	—	(0.79)
2001 - Institutional	11.03	0.41	0.34	0.75	(0.44)	(0.47)	—	(0.91)
2001 - Service	11.04	0.37	0.34	0.71	(0.38)	(0.47)	—	(0.85)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$20.30	13.68%	$369,755	1.44	%(c)	2.06	%(c)	1.49	%(c)	2.01	%(c)	21%
20.38	13.32	21,476	2.19	(c)	1.25	(c)	2.24	(c)	1.20	(c)	21
20.20	13.22	22,417	2.19	(c)	1.28	(c)	2.24	(c)	1.23	(c)	21
20.37	13.90	428,395	1.04	(c)	2.47	(c)	1.09	(c)	2.42	(c)	21
20.40	13.62	8,357	1.54	(c)	1.98	(c)	1.59	(c)	1.93	(c)	21

18.04	12.83	301,360	1.44		1.42		1.53		1.33		19
18.10	12.03	21,597	2.19		0.58		2.28		0.50		19
17.96	12.03	20,020	2.19		0.65		2.28		0.56		19
18.10	13.30	348,872	1.04		1.89		1.13		1.80		19
18.13	12.76	5,778	1.54		1.49		1.64		1.40		19

17.29	34.28	277,873	1.44		1.92		1.62		1.74		30
17.34	33.24	24,452	2.19		1.12		2.28		1.03		30
17.22	33.26	18,410	2.19		1.13		2.28		1.04		30
17.34	34.76	232,525	1.04		2.34		1.13		2.25		30
17.37	34.15	2,496	1.54		2.19		1.63		2.10		30

13.98	39.25	189,164	1.44		3.37		1.81		3.00		17
14.04	38.27	19,728	2.19		2.58		2.31		2.46		17
13.95	38.24	13,732	2.19		2.62		2.31		2.50		17
14.02	39.90	125,388	1.04		3.81		1.16		3.69		17
14.05	39.24	130	1.54		3.78		1.66		3.66		17

10.53	2.91	123,487	1.45		4.08		1.84		3.69		37
10.57	2.12	14,256	2.20		3.61		2.34		3.47		37
10.51	2.11	9,072	2.20		3.56		2.34		3.42		37
10.55	3.31	76,792	1.05		4.53		1.19		4.39		37
10.57	2.78	30	1.55		3.97		1.69		3.83		37

10.85	6.75	144,286	1.44		3.36		1.83		2.97		50
10.90	5.98	7,559	2.19		2.71		2.33		2.57		50
10.84	6.13	5,594	2.19		2.74		2.33		2.60		50
10.87	7.16	74,923	1.04		3.75		1.18		3.61		50
10.90	6.83	2	1.54		3.32		1.68		3.18		50

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
       The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the breakpoints implemented in 2005 for the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) the Investment Adviser’s profitability with respect to the Trust and the Funds; (h) the quality of the non-advisory services provided to the Funds; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (j) an evaluation of the Trustees’ contract review process provided by an outside third party; and (k) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Funds’ investment performance, fees and expenses, including the Funds’ expense trends over time and the breakpoints in the contractual fee rates under the Management Agreement that were approved in 2005.

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to the Funds’ portfolio turnover rates, revenue sharing by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for all of the Funds was approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who had invested in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the respective periods, this information on the Funds’ investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. In addition, the Trustees considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Tollkeeper Fund and Real Estate Securities Fund were providing investment performance within a competitive range for investors. In this connection, the Trustees considered, in particular, the respective market sectors in which the Tollkeeper Fund and the Real Estate Securities Fund invest. The Trustees believed that the Structured Tax-Managed Equity Fund had provided very competitive performance to investors.

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels and the Investment Adviser’s voluntary undertaking at the beginning of 2006 to waive a portion of its management fee for the Structured Tax-Managed Equity Fund.

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Board of Trustees also considered the reduction in the contractual fee rate payable by the Structured Tax-Managed Equity Fund under the Management Agreement that was approved by the Trustees in June 2004, and the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

		Structured
	Tollkeeper	Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Up to $1 billion	1.00%	0.70%	1.00%
Next $1 billion	0.90	0.63	0.90
Over $2 billion	0.86	0.60	0.86

     In approving these new fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2006, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS SPECIALTY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2006
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Tollkeeper Fund				Structured Tax-Managed Equity Fund				Real Estate Securities Fund

				Expenses				Expense				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	1/1/06	6/30/06		6/30/06*	1/1/06	6/30/06		6/30/06*	1/1/06	6/30/06		6/30/06*

Class A
Actual	$1,000.00	$985.00		$7.40	$1,000.00	$1,037.50		$5.53	$1,000.00	$1,136.80		$7.64
Hypothetical 5% return	1,000.00	1,017.34	+	7.52	1,000.00	1,019.37	+	5.48	1,000.00	1,017.64	+	7.21

Class B
Actual	1,000.00	980.40		11.06	1,000.00	1,033.90		9.29	1,000.00	1,133.20		11.58
Hypothetical 5% return	1,000.00	1,013.62	+	11.25	1,000.00	1,015.66	+	9.21	1,000.00	1,013.93	+	10.94

Class C
Actual	1,000.00	981.70		11.07	1,000.00	1,032.90		9.29	1,000.00	1,132.20		11.58
Hypothetical 5% return	1,000.00	1,013.62	+	11.25	1,000.00	1,015.66	+	9.21	1,000.00	1,013.93	+	10.94

Institutional
Actual	1,000.00	986.60		5.42	1,000.00	1,038.80		3.99	1,000.00	1,139.00		5.53
Hypothetical 5% return	1,000.00	1,019.30	+	5.51	1,000.00	1,020.88	+	3.96	1,000.00	1,019.63	+	5.22

Service
Actual	1,000.00	983.70		7.87	1,000.00	1,035.70		6.01	1,000.00	1,136.20		8.16
Hypothetical 5% return	1,000.00	1,016.86	+	8.00	1,000.00	1,018.89	+	5.96	1,000.00	1,017.16	+	7.70

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Tollkeeper	1.50%	2.25%	2.25%	1.10%	1.60%
Structured Tax-Managed Equity	1.09	1.84	1.84	0.70	1.19
Real Estate Securities	1.44	2.19	2.19	1.04	1.54

+	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $582.1 billion in assets under management as of June 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
   Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free    Municipal Fund
▪  New York Intermediate AMT-Free    Municipal Fund
▪ Tennessee Municipal Fund	▪ Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund

Specialty Funds[3] ▪  Real Estate Securities Fund
▪  U.S. Equity Dividend and
   Premium Fund
▪  Structured Tax-Managed
Equity Fund[2] ▪ Tollkeeper FundSM
Domestic Equity Funds
▪  Structured U.S. Equity Fund[2] ▪  Structured Large Cap Value Fund[2] ▪  Structured Large Cap Growth Fund[2] ▪  Growth and Income Fund
▪  Large Cap Value Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Research Select FundSM
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund[2] ▪  Small Cap Value Fund

International Equity Funds

▪  Structured International
   Equity Fund[2] ▪  International Equity Fund
▪  European Equity Fund
▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Emerging Markets Equity Fund
▪  Asia Equity Fund[2] Asset Allocation Funds[3] ▪  Asset Allocation Portfolios
▪ Balanced Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Research Select FundSM and Tollkeeper FundSM are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Goldman Sachs TollkeeperSM and Real Estate Securities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
The Goldman Sachs TollkeeperSM and Real Estate Securities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Goldman Sachs Tollkeeper FundSM and CORESM are registered service marks of Goldman, Sachs & Co.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1248	SPECSAR/ 85.5K/ 08-06

ITEM 2.	CODE OF ETHICS. — Not applicable to the Semi-Annual Report for the period ended June 30, 2006

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. — Not applicable to the Semi-Annual Report for the period ended June 30, 2006

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. — Not applicable to the Semi-Annual Report for the period ended June 30, 2006

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 31, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	August 31, 2006